SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report

February 3, 2005

(Date of earliest event reported)

February 3, 2005

St. Joseph Capital Corporation

(Exact name of Registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

333-6581

35-1977746

(Commission File Number)

(I.R.S. Employer Identification Number)

3820 Edison Lakes Parkway, Mishawaka, Indiana

 46545

(Address of principal executive offices)

(Zip Code)

(800) 890-2798

(Registrant's telephone number, including area code)

TABLE OF CONTENTS

Item 5. Other Events and Regulation FD Disclosure.

               On February 3, 2005, the Company issued a press release announcing the declaration of a fifth consecutive quarterly dividend, its financial results for the three and twelve-month periods ended December 31, 2004.  The press release is attached hereto as Exhibit 99.1.

Item 7.  Financial Statements and Exhibits

(c)

Exhibits

a.1

Press release dated February 3, 2005.

Item 12. Results of Operations and Financial Condition

On February 3, 2005, the Company issued a press release announcing its financial results for the three and nine-month periods ended December 31, 2004.  The press release is attached hereto as Exhibit 99.1.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ST. JOSEPH CAPITAL CORPORATION

By:

/s/ Mark E. Secor

Mark E. Secor

Senior Vice President & Chief Financial Officer

News Release

Contacts:

John Rosenthal: 574-273-9700

Mark Secor:  800-890-2798

Fax:  574-243-9670

E-mail: jrosenthal@sjcb.com

             msecor@sjcb.com

FOR IMMEDIATE RELEASE

St. Joseph Capital Corporation Announces

4th Quarter and Full Year Earnings

Mishawaka, Indiana – February 3, 2005 – The chairman, president and chief executive officer of St. Joseph Capital Corporation (Nasdaq SC:SJOE), John Rosenthal, today announced that the Company’s fourth quarter net income reached an all-time high of $710,000 or $.39 fully diluted EPS representing an increase of 34.5% over the same quarter a year ago.  Fully diluted EPS at year-end 2004 increased to $1.33, or 26.7% greater than 2003.

Total assets as of December 31, 2004 reached $399.1 million, an increase of $110.8 million or 38.4% compared to December 31, 2003 representing the largest yearly increase in total assets in the history of the Company.  Loan growth during the fourth quarter remained robust increasing by $16.9 million; year-over-year loans were up $55.4 million or 24.9%.  The attached financial statements provide additional information and performance measurements.

In announcing fourth quarter and year-end results, Chairman Rosenthal noted that this is the seventh consecutive year of record profits and the second consecutive quarter that the Company has posted a double-digit increase in “linked-quarter” profitability.  (This companion is to the immediately preceding quarter, not the same quarter from a year ago.)  He continued to say, “This growth trajectory of earnings captures the momentum of our Company, a momentum that is somewhat rare in our industry.”

In addition, Chairman Rosenthal announced that a fifth consecutive quarterly dividend would be paid on March 15, 2005 to shareholders of record on March 1, 2005.  The quarterly dividend payout increased by 25% from $0.04 to $0.05 per share.  The implied annual dividend rate is now $0.20 per share versus $0.16 per share.

St. Joseph Capital Corporation is a bank holding company whose headquarters are located in Mishawaka, Indiana.  Its primary operating subsidiary, St. Joseph Capital Bank, provides a broad array of banking services to businesses and individuals in the Michiana area.  St. Joseph Capital Bank employs numerous delivery channels for their financial services including a unique courier service and electronic banking accessed via their website, www.sjcb.com. St. Joseph Capital Bank is a member of the Federal Deposit Insurance Corporation.

#####

SPECIAL NOTE CONCERNING FORWARD-LOOKING STATEMENTS

This news release contains comments or information that constitute forward-looking statements (within the meaning of the Private Securities Litigation Reform Act of 1995) that are based on current expectations that involve a number of risks and uncertainties. Actual results may differ materially from the results expressed in forward-looking statements. Factors that might cause such a difference include changes in interest rates and interest rate relationships; demand for products and services; the degree of competition by traditional and non-traditional competitors; changes in banking regulation; changes in tax laws; changes in prices, levies, and assessments; the impact of technological advances; governmental and regulatory policy changes; the outcomes of contingencies; trends in customer behavior as well as their ability to repay loans; changes in the national and local economy; and other factors, including risk factors, referred to from time to time in filings made by St. Joseph Capital Corporation with the Securities and Exchange Commission. St. Joseph Capital Corporation undertakes no obligation to update or clarify forward-looking statements, whether as a result of new information, future events or otherwise.

ST. JOSEPH CAPITAL CORPORATION
Selected Quarterly Consolidated Financial Data (Unaudited)

	(Dollars in thousands)
	December 31,	September 30,	June 30,	March 31,	December 31,
Summary of Financial Condition:	2004	2004	2004	2004	2003

Total assets	$ 399,059	$ 339,165	$ 313,664	$ 305,558	$ 288,258
Total cash and cash equivalents	45,332	22,085	16,824	22,425	35,429
Securities available for sale	58,230	48,229	48,195	50,590	24,134
Loans receivable, net of allowance for loan losses	278,421	261,562	240,848	225,913	222,974
Allowance for loan losses	3,578	3,540	3,445	3,361	3,317
Total deposits	312,657	254,599	209,103	208,929	207,282
FHLB advances and other debt	44,740	44,740	55,020	49,520	49,520
Total shareholders’ equity	26,532	25,944	24,843	25,295	24,235
Average shareholders’ equity	26,349	25,290	24,873	24,739	23,630
Average total assets	357,808	320,240	302,827	307,467	268,363

	(Dollars in thousands, except per share data)
	Three Months Ended
	December 31,	September 30,	June 30,	March 31,	December 31,
Summary of Operating Results:	2004	2004	2004	2004	2003

Total interest income	$ 4,219	$ 3,763	$ 3,432	$ 3,343	$ 3,158
Total interest expense	1,672	1,315	1,146	1,179	1,080
Net interest income	2,547	2,448	2,286	2,164	2,078
Provision for loan losses	38	95	84	44	94
Total noninterest income	219	168	135	207	224
Total noninterest expense	1,660	1,516	1,479	1,569	1,398
Income before income taxes	1,068	1,005	858	758	810
Income tax expense	358	372	318	232	295
Net income	$ 710	$ 633	$ 540	$ 526	$ 515

Supplemental Data:
Return on average total assets	0.79%	0.79%	0.72%	0.69%	0.76%
Return on average shareholders’ equity	10.73%	9.96%	8.73%	8.55%	8.65%
Net interest rate spread (1)	2.85%	2.96%	2.97%	2.75%	3.11%
Net yield on average interest-earning assets (2)	3.13%	3.26%	3.26%	3.02%	3.48%
Net interest income to noninterest expenses	153.43%	161.48%	154.56%	137.92%	148.64%
Average shareholders’ equity to average
total assets	7.36%	7.90%	8.21%	8.05%	8.81%
Average interest-earning assets to average
interest-bearing liabilities	114.06%	117.73%	118.34%	116.90%	117.62%
Nonperforming assets to total assets	0.00%	0.00%	0.00%	0.00%	0.00%
Nonperforming loans to total loans
receivable	0.00%	0.00%	0.00%	0.00%	0.00%
Allowance for loan losses to total loans
receivable	1.27%	1.34%	1.41%	1.47%	1.47%
Allowance for loan losses to non-performing
loans receivable	0.00%	0.00%	0.00%	0.00%	0.00%
Basic income per common share	$ 0.41	$ 0.37	$ 0.31	$ 0.30	$ 0.30
Diluted income per common share	$ 0.39	$ 0.35	$ 0.30	$ 0.29	$ 0.29
Dividends declared per common share	$ 0.04	$ 0.04	$ 0.04	$ 0.04	$ -
Book value per common share	$ 15.27	$ 14.98	$ 14.34	$ 14.60	$ 14.19
Number of offices	1	1	1	1	1

ST. JOSEPH CAPITAL CORPORATION

Consolidated Statements of Operations

(Dollars in thousands, except per share data)

Three Months Ended

Twelve Months Ended

December 31,      December 31

             December 31,      December 31,

                                                                                                                           2004                       2003                                 2004                       2003

              (Unaudited)

                    (Unaudited)

Interest income

Loans, including fees

$

3,639

$

2,879

$

12,717

$

11,267

Securities and other interest income

580

279

2,040

1,427

4,219

3,158

14,757

12,694

Interest expense

Deposits

995

476

2,862

2,149

Securities sold under agreements

to repurchase and other borrowings

677

604

2,450

2,221

1,672

1,080

5,312

4,370

Net interest income

2,547

2,078

9,445

8,324

Provision for loan losses

38

94

261

327

Net interest income after provision for loan losses

2,509

1,984

9,184

7,997

Noninterest income

Gain on sales of securities available for sale, net

-

98

106

236

Other noninterest income

219

126

623

497

219

224

729

733

Noninterest expense

Employee compensation and benefits

1,068

920

4,200

3,561

Stock option expense

23

22

101

67

Severance

-

-

-

341

Occupancy and equipment expense

104

118

391

417

Other expense

465

338

1,532

1,475

1,660

1,398

6,224

5,861

Income before income taxes

1,068

810

3,689

2,869

Income tax expense

358

295

1,280

1,044

Net income

$

710

$

515

$

2,409

$

1,825

Basic income per common share

$

.41

$

.30

$

1.39

$

1.08

Diluted income per common share

$

.39

$

.29

$

1.33

$

1.05

ST. JOSEPH CAPITAL CORPORATION

Condensed Consolidated Balance Sheets

(Dollars in thousands)

December 30, 2004

December 30, 2003

(Unaudited)

(Unaudited)

ASSETS

Total cash and cash equivalents

$

45,332

$

35,429

Securities available for sale

58,230

24,134

Federal Home Loan Bank (FHLB) stock

3,087

2,326

Loans receivable

281,999

226,291

Less: Allowance for loan losses

3,578

3,317

Loans receivable, net

278,421

222,974

Premises and equipment, net

2,409

1,347

Interest receivable and other assets

11,580

2,048

Total assets

$

399,059

$

288,258

LIABILITIES AND SHAREHOLDERS’ EQUITY

Liabilities

Total deposits

$

312,657

$

207,282

Securities sold under agreements to repurchase

and other borrowings

13,107

6,484

FHLB advances

41,740

46,520

Subordinated debentures

3,000

3,000

Interest payable and other liabilities

2,023

737

Total liabilities

372,527

264,023

Total shareholders’ equity

26,532

24,235

Total liabilities and shareholders’ equity

$

399,059

$

288,258

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